Exhibit 10.6

THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Third Amendment to Executive Employment Agreement (this “Third Amendment”) is effective as of February 12, 2009, by and among Prospect Medical Holdings, Inc., a Delaware corporation (“PMH”), Alta Hospitals System, LLC, a California limited liability company (“Alta”), and Samuel S. Lee, an individual (“Executive”).

a.             Executive and Alta entered into that certain Executive Employment Agreement, dated August 8, 2007 (the “Original Agreement”).

b.             The Original Agreement was amended by that certain First Amendment to Executive Employment Agreement, dated March 19, 2008 (the “First Amendment”), by and among PMH, Alta and Executive, which amendment principally provided that, in addition to his positions and duties held with Alta, Executive also serves as the Chief Executive Officer of PMH.

c.             The Original Agreement (as amended by the First Amendment) was further amended by that certain Second Amendment to Executive Employment Agreement, dated July 8, 2008 (the “Second Amendment”), by and among PMH, Alta and Executive, which amendment principally provided for a new base salary for Executive and a one-time “Turnaround Services Bonus.”

d.             PMH, Alta and Executive wish to amend the Original Agreement, as amended by the First Amendment and the Second Amendment (the “Employment Agreement”), as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.             Amendments.

(a)         Base Salary.  Section 4.a. of the Employment Agreement is hereby amended and restated to read, in its entirety, as follows:

“a.         Base Salary.  PMH shall pay Executive a base salary of Seven Hundred Fifty Thousand Dollars ($750,000) per annum (the “Base Salary”), effective retroactively as of October 1, 2008.  Payments shall be made in periodic installments in accordance with the normal payroll practices of PMH, as such may be changed from time to time.  The Base Salary may be increased but not decreased.”

(b)           EBITDA Bonuses.

(i)	The heading for Section 4.e., which currently reads “EBITDA Based Bonus,” is hereby amended and restated to read “EBITDA Based Bonuses.”

(ii)	The remainder of Section 4.e. shall constitute a new Section 4.e.i. and shall be preceded with the following new heading: “Alta EBITDA Based Bonus.”

(iii)	All references to “EBITDA Bonus” in such new Section 4.e.i. are hereby amended and restated to refer to “Alta EBITDA Bonus.”

(iv)	A new Section 4.e.ii. is hereby added to the Employment Agreement, which shall read, in its entirety, as follows:

“ii.     PMH EBITDA Based Bonus. Executive shall be entitled to receive, on an annual basis, a bonus (the “Prospect EBITDA Bonus”) determined in accordance with criteria regarding the attainment of certain EBITDA targets by PMH, which criteria and targets shall be established by the Compensation Committee of the Board of Directors of PMH. The Prospect EBITDA Bonus and the Alta EBITDA Bonus shall each be referred to herein as an “EBITDA Bonus.”

(c)         Discretionary Bonus.  Section 4.f. of the Employment Agreement is hereby amended and restated to read, in its entirety, as follows:

“f.            Discretionary Bonus.  Executive shall be eligible for discretionary bonuses (each, a “Discretionary Bonus”) at such times and in such amounts, if any, as determined in the sole discretion of the Compensation Committee of PMH’s Board of Directors.”

2.             Full Force and Effect.  Except as provided in Section 1 above, the Employment Agreement shall remain in full force and effect.

3.             Governing Law.  This Third Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of laws provisions which could cause the application of the law of any jurisdiction other than the State of California.

4.             Counterparts.  This Third Amendment may be executed by facsimile or portable document format (PDF) signature in one or more counterparts, all of which when taken together shall constitute a single agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment to Executive Employment Agreement as of the day and year first written above.

EXECUTIVE

/s/ Samuel S. Lee
Samuel S. Lee

PROSPECT MEDICAL HOLDINGS, INC.

By:	/s/ Mike Heather
Name: Mike Heather
Title: Chief Financial Officer

ALTA HOSPITALS SYSTEM, LLC

By:	/s/ Becky Levy
Name: Becky Levy
Title: Chief Financial Officer

[Signature Page to Third Amendment to Executive Employment Agreement]